Exhibit 99.1

BIOPHARMA PLC STRONGBRIDGE FEBRUARY 2020

Forward-looking statements This document contains forward-looking statements relating to the Company’s strategy, objectives, business development plans and financial position. All statements other than statements of historical facts included in this document, including, without limitation, statements regarding the Company’s future financial position, strategy, anticipated investments, costs and results, status and results of clinical trials, anticipated timing of release of results from clinical trials, size of patient population potential, advantages of a product or product candidate, anticipated timing of activities related to the regulatory approval process for a product candidate, results of company-sponsored market researc, plans, outcomes of product development efforts, intellectual property portfolio and objectives of management for future operations, may be deemed to be forward-looking statements. You can identify forward-looking statements by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or the negative of those terms, and similar expressions that convey uncertainty or future events or outcomes. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the Company’s actual results, performance, or achievements or industry results to be materially different from those contemplated, projected, forecasted, estimated or budgeted, whether expressed or implied, by these forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. A discussion of certain of these risks may be found in the filings the Company makes with the U.S. Securities and Exchange Commission. None of these forward-looking statements constitutes a guarantee of the future occurrence of such events or of actual results. These statements are based on data, assumptions, and estimates that the Company believes are reasonable. The forward-looking statements contained in this document are made only as of the date hereof. Except as otherwise required by law, the Company expressly disclaims any obligation or undertaking to release publicly any updates of any forward-looking statements contained in this document to reflect any change in its actual results, assumptions, expectations or any change in events, factors, conditions, or circumstances on which any forward-looking statement contained in this document is based. 2

Strongbridge Biopharma is a revenue-generating rare disease company

KEVEYIS®
dichlorphenamide 50 mg tablets

Approved for the treatment of Primary Periodic Paralysis (PPP)

2019 revenue of ~$21.7M; **2020 revenue guidance: $26M - $27M**; Product is contribution margin positive

Provides established and leverageable rare disease **commercial infrastructure**

RECORLEV®
(levoketoconazole)

Phase 3 asset for the treatment of Cushing's syndrome (CS)

Positive Phase 3 SONICS results published in *The Lancet Diabetes and Endocrinology*

LOGICS Phase 3 trial top-line **results anticipated at the end of Q2 or during Q3 2020**; NDA filing expected ~6 months thereafter

VELDOREOTIDE
modified-release

Next-generation somatostatin (SST) analog

Immediate release formulation **studied in Phase 2** in acromegaly patients

Novel, patented, extended release formulation is **under evaluation** in nonclinical disease models potentially amenable to SST modulation

$78M IN CASH EXPECTED TO FUND OPERATIONS THROUGH 3Q 2021*

*As of 12/31/19, cash, cash equivalents, and marketable securities

The safety and efficacy of Recorlev (levoketoconazole) for treatment of endogenous Cushing's syndrome has not been established.

STRONGBRIDGE BIOPHARMA

3

Management team John Johnson Richard Kollender Robert Lutz Fred Cohen, MD Executive Chairman Chief Operating Officer Chief Financial Officer Chief Medical Officer Emily Doyle Scott Wilhoit Stephen Long Brian Conner Chief Commercial Officer Chief Legal Officer Chief Compliance Officer Chief Human Resources Officer EXPERIENCE IN RARE DISEASE DEVELOPMENT & COMMERCIALIZATION 4

5 The safety and efficacy of Recorlev (levoketoconazole) for treatment of endogenous Cushing's syndrome has not been established. RECORLEV (levoketoconazole)

Endogenous Cushing's syndrome (CS) overview

Underlying cause is chronic exposure to
EXCESS SERUM CORTISOL
due to any of several etiologies

Endogenous Cushing's syndrome

- **ACTH – Dependent** — **80-85%**
  - **Pituitary Adenoma** *Cushing's Disease* — **~80%**
  - **Ectopic ACTH - Secreting Tumor** — **~20%**
- **ACTH – Independent** — **15-20%**
  - **Adrenal Adenoma** — **~70%**
  - **Adrenal Carcinoma** — **~20%**
  - *or* **Hyperplasia** — **~10%**

Affects the whole body

Psychosis, impaired memory, sleep disturbance, depression, anxiety	Heart attacks, stroke, high blood pressure, high cholesterol, vein clots	Overweight/obesity, facial, neck and abdominal fat accumulation, diabetes
Muscle and skin atrophy	Osteoporosis	

Patients have*

- **2-5x** higher incidence rates of comorbidities
- **7x** higher medical costs
- **4x** higher pharmacy costs

Abbreviation: ACTH, adrenocorticotropic hormone. Source: Sharma TS, et al. Clin Epidemiol. 2015;7:281–293.
*According to a retrospective analysis of claims from a large US commercial health plan (885 selected Cushing's disease cases and 2,655 matched controls without Cushing's disease) from 2007 to 2011.

The safety and efficacy of Recorlev (levoketoconazole) for treatment of endogenous Cushing's syndrome has not been established.

STRONGBRIDGE BIOPHARMA 6

Cushing’s syndrome and etiology established biochemically ACTH – Dependent CS ACTH – Independent CS Not a candidate for surgery / ablation Unilateral or bilateral surgery / ablation Transsphenoidal pituitary surgery Persistent or recurrent hypercortisolemia Persistent hypercortisolemia Endocrine remission Consider repeat transsphenoidal pituitary surgery Monitor for recurrence Drug Therapy (cortisol synthesis inhibitor or receptor blocker only) Persistent or recurrent hypercortisolemia or repeat surgery not selected CS treatment paradigm Radiation Therapy With interim drug therapy Bilateral Adrenalectomy Drug Therapy The Journal of Clinical Endocrinology & Metabolism, Volume 100, Issue 8, 1 August 2015, Pages 2807–2831, https://doi.org/10.1210/jc.2015-1818 Tritos and Biller. Journal of Internal Medicine, Volume: 286, Issue: 5, Pages: 526-541, First published: 11 September 2019, DOI: (10.1111/joim.12975) 7 The safety and efficacy of Recorlev (levoketoconazole) for treatment of endogenous Cushing's syndrome has not been established.

Levoketoconazole appears to be the relevant enantiomer of ketoconazole for cortisol synthesis inhibition in humans KETOCONAZOLE Racemate with Two Enantiomers DEXTROKETOCONAZOLE LEVOKETOCONAZOLE Right-handed enantiomer Left-handed enantiomer Estimated to contribute essentially no activity towards the inhibition of adrenal cortisol synthesis by ketoconazole Estimated to provide essentially all of the cortisol synthesis inhibition of ketoconazole in vivo Auchus RJ, Wu JL, Peng HM “2S,4R-Ketoconazole is the Relevant Enantiomer of Ketoconazole for Cortisol Synthesis Inhibition: Steroidogenic P450s Inhibition Involves Multiple Mechanisms” Endocrine Society's Annual Meeting. University of Michigan, Chicago, IL. 18, March 2018. Poster presentation. 8

Levoketoconazole is approximately twice as potent as ketoconazole for cortisol synthesis inhibition Progesterone Hydroxy esterone Cholesterol Pregnenolone 11-Deoxycortisol Cortisol 17-Hydroxy Pregnenolone CYP11A1 CYP17A1 CYP11B1 Ketoconazole, racemate 2,267 58 139 2.7x Dextroketoconazole 25,080 596 1,365 Levoketoconazole* 1,447 28 52 50% inhibitory concentration, nmol/L; lower number indicates greater inhibition potency Auchus RJ, Wu JL, Peng HM “2S,4R-Ketoconazole is the Relevant Enantiomer of Ketoconazole for Cortisol Synthesis Inhibition: Steroidogenic P450s Inhibition Involves Multiple Mechanisms” Endocrine Society's Annual Meeting. University of Michigan, Chicago, IL. 18, March 2018. Poster presentation. 9 1.6-10 -26x 17-Prog

SONICS, a successfully completed phase 3, multi-center, open-label, single-arm study Dose Titration 2 to 21 weeks Start at 150 mg 2x daily. Titrate in 150 mg increments up to 600 mg 2x daily as needed until mUFC** normalization or therapeutic dose otherwise established Maintenance 6 months Goal to maintain mUFC** with fixed therapeutic dose Extended Evaluation 6 months 94 enrolled in dose titration 77 entered maintenance 61 completed maintenance 46 completed extended evaluation 17 Discontinued 6 adverse events 4 withdrew consent 3 insufficient efficacy 3 other reasons 1 physician decision 16 Discontinued 6 adverse events 4 withdrew consent 4 insufficient efficacy 1 physician decision 1 other reasons 14 Discontinued* 4 adverse events 3 insufficient efficacy 2 physician decision 2 withdrew consent 2 other reasons 1 death *1 subject did not enter extended evaluation **mUFC= mean urinary free cortisol 10 The safety and efficacy of Recorlev (levoketoconazole) for treatment of endogenous Cushing's syndrome has not been established. Primary Endpoint Responder rate (normalized 24-hour mUFC** at month 6 of maintenance without a dose increase during maintenance)

SONICS achieved statistical significance of the primary endpoint 21 20 19 18 17 16 15 14 13 12 11 10 9 8 7 6 5 4 3 2 1 0 Primary endpoint was achieved with statistical significance with 30% of patients (29/94) achieving mean urinary free cortisol (mUFC) normalization without a dose increase (95% CI: 21%, 40%; p=.0154 vs null hypothesis of ≤ 20%), ITT** analysis* Change in individual mUFCs from baseline of the dose titration phase to the end of the maintenance phase (month 6; maintenance completers population [N=61]). Doses are from day 1 of the maintenance phase. Horizontal line represents ULN. *Based on mixed-effects, repeated-measures model with underlying binomial distribution and logit link function, adjusted for baseline covariates. **Abbreviations: CI= Confidence interval; ITT= Intent to Treat population; mUFC= mean urinary free cortisol; ULN= upper limit of normal 11 The safety and efficacy of Recorlev (levoketoconazole) for treatment of endogenous Cushing's syndrome has not been established. mUFC Concentration (xULN**) Normalized without a dose increaseBaseline Normalized with a dose increaseMonth 6 (day 180) Not normalized300 mg/day 450 mg/day 600 mg/day 750 mg/day 900 mg/day 1050 mg/day 1200 mg/day

Sensitivity analyses of SONICS efficacy demonstration primary endpoint support Mean mUFC remained at approximately the upper limit of normal (ULN) from month 1 Sensitivity analyses mUFC ≥50% mUFC decrease or normalization at month 6 irrespective of dose increase through month 6 of maintenance (N=77)* normalization at month 6 irrespective of dose increase 36% 46% Mean baseline mUFC (43/94) (34/94) Maintenance phase completers with mUFC data and mUFC normalization at month 6 irrespective of dose increase* Maintenance phase completers with mUFC data and ≥50% mUFC decrease or normalization at month 6 irrespective of dose increase* 62% 78% ULN 138 (34/55) (43/55) mUFC= mean urinary free cortisol level ULN= upper limit of normal 12 *Data based on 77 maintenance phase subjects. Error bars represent Standard Error of the mean. The safety and efficacy of Recorlev (levoketoconazole) for treatment of endogenous Cushing's syndrome has not been established.

SONICS achieved statistical significance Mean Change from Baseline at end of Maintenance phase† (n) Adjusted* p-value of mean reductions from Baseline Baseline Mean (n) Outcome Measure in Fasting Blood Glucose Hemoglobin A1c Total cholesterol LDL-cholesterol Body Weight 5.8 mmol/L (76) 6.0% (77) 5.6 mmol/L (75) 3.3 mmol/L (75) 82.1 kg (77) -0.7 (50) -0.4 (55) -1.1 (53) -1.0 (53) -5.1 (54) <0.0001 <0.0001 <0.0001 <0.0001 <0.0001 key secondary endpoints HDL-cholesterol decreased by a mean of 0.2 mmol/L, an unfavorable mean change from baseline outweighed by the LDL-cholesterol mean improvement Mean improvements in Hemoglobin A1c and fasting blood glucose were more pronounced among patients with diabetes mellitus Mean scores for quality of life (QoL), hirsutism, acne, peripheral edema and depression all significantly improved at end of maintenance *Hochberg adjustment applied to p-values to control type 1 error †Mean reductions from baseline based on least squares mean changes from repeated-measures model adjusted for baseline covariates 13 The safety and efficacy of Recorlev (levoketoconazole) for treatment of endogenous Cushing's syndrome has not been established. 5 KEY CARDIOVASCULAR (CV) SECONDARY ENDPOINTS WITH FAVORABLE CHANGES FROM BASELINE

Most commonly reported treatment emergent adverse events in SONICS Treatment Emergent Adverse Events Treatment Emergent Adverse Events of Special Interest (all phases combined) N=94 (all phases combined) Nausea 33% Headache 29% Liver-related 7% Hypertension 19% QTc prolongation 7% Peripheral edema 19% Adrenal insufficiency 3% Fatigue 18% ALT increased* 17% Diarrhea 16% Arthralgia 15% Treatment-emergent events with incidence ≥15% 14 *Includes all alanine aminotransferase (ALT) increases reported as an adverse event regardless of level or relationship to drug. A subset of these ALT increased events was also reported as adverse events of special interest. The safety and efficacy of Recorlev (levoketoconazole) for treatment of endogenous Cushing's syndrome has not been established.

Liver enzyme cross-study comparison

	RECORLEV	KETOCONAZOLE*	SIGNIFOR LAR**
ALT >3X ULN (includes those > 5x ULN)	10.6%	19%	14%
ALT >5x ULN	3.2%	13%	5%
Total bilirubin values > 1.5x ULN	0%	NA	NA
Liver warning & precautions	To be determined	Boxed warning & monitoring	Warning & monitoring (but no boxed warning)
Monitoring	SONICS Monitoring Protocol At least once every two weeks during dose titration. Monitored monthly for six months after the therapeutic dose is established; then every three months thereafter.	During the course of treatment, serum ALT should be **monitored weekly for the duration of treatment**. If ALT values increase to a level above the upper limit of normal or 30 percent above baseline, or if the patient develops symptoms, ketoconazole treatment should be interrupted. ***	Monitor at least once prior to treatment and again after the first two-to-three weeks of treatment; then monthly for three months.

Note: Data not from within the same study

* Young et al. Eur J Endocrinol. 2018 Feb 22. pii: EJE-17-0886. doi: 10.1530/EJE-17-0886. [Epub ahead of print]; data from a substudy with patient who had no KTZ use in prior 4 weeks; ALT n=31.
** Signifor LAR Prescribing Information
*** Ketoconazole Prescribing Information;
Abbreviations: ALT, alanine aminotransferase; ULN, upper limits of normal; NA, Not Available

STRONGBRIDGE BIOPHARMA

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The safety and efficacy of Recorlev (levoketoconazole) for treatment of endogenous Cushing's syndrome has not been established.

LOGICS: a phase 3 placebo-controlled randomized withdrawal trial


Range of **14 *to* 19** weeks
~ 8 weeks**
~8 weeks
Titration-Maintenance:
open-label levoketoconazole*
Enrollment
Randomized Withdrawal
(Active)
Randomized Withdrawal
(Placebo)
Restoration Phase
levoketoconazole
Primary Endpoint
Loss of Response

Design

Double-blind, placebo-controlled, randomized-withdrawal study intended to assess the efficacy and safety of levoketoconazole

Study Rationale

FDA had requested placebo-controlled data

Primary endpoint

Comparison of the proportion of subjects with loss of therapeutic response upon withdrawing to placebo versus continuing treatment with levoketoconazole

* Subjects who directly rolled over into LOGICS from SONICS and were on a stable therapeutic dose for 12 weeks prior to screening did not require titration-maintenance

** Early rescue can happen at any time during randomized withdrawal

The safety and efficacy of Recorlev (levoketoconazole) for treatment of endogenous Cushing's syndrome has not been established.

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LOGICS study sample size and power Randomized Withdrawal (Active) Active % who lose response With at least 42 informative completers* of the primary endpoint, if A is less than B by 35% or more an inference of statistical significant difference is highly likely A Placebo % who lose response Randomized Withdrawal (Placebo) B A patient is counted as losing response if their mUFC rises above 1.5x ULN** or otherwise qualifies for rescue based on predefined criteria based on the null hypothesis of no difference in Loss of Response rate as compared with the alternative hypothesis of a 65% absolute Loss of Response rate difference assuming a 10-20% discontinuation rate during randomized withdrawal phase With 46-54 targeted to be randomized yielding at least 42 completers* study power exceeds 99% * Completers through at least the 4th visit in the randomized withdrawal phase ** Or mUFC more than 40% above the baseline (RW0) value for a patient from SONICS with RW0 value that is above ULN Abbreviations: mUFC= mean urinary free cortisol; ULN=upper limit of normal 17 The safety and efficacy of Recorlev (levoketoconazole) for treatment of endogenous Cushing's syndrome has not been established.

Recorlev status and next steps

LOGICS Top-line results
anticipated at the end of Q2 or during Q3 2020

LOGICS is ~85 percent enrolled*
(as of February 25, 2020)

We believe all additional patients required to complete enrollment are currently in the titration and maintenance phase

NDA submission
~6 months following reporting of top-line results

Pursuing 505(b)(2) approval pathway for a new active substance

10 month review expected

Labeling

Certain parts of the Recorlev label concerning safety (e.g. toxicology) will derive from the current ketoconazole tablets label, potentially supplemented by newer information in the public domain and original data generated by Strongbridge

Clinical descriptions in the Recorlev label will necessarily reflect the clinical experience with Recorlev in CS patients at the time of NDA review, as the ketoconazole tablets label is specifically intended to guide prescribing of an antifungal treatment (not Cushing's syndrome)

*Defined by the number of patients who have been randomized (i.e. enrolled) towards a target randomization of 46 to 54 patients

The safety and efficacy of Recorlev (levoketoconazole) for treatment of endogenous Cushing's syndrome has not been established.

STRONGBRIDGE BIOPHARMA 18

RECORLEV MARKET ASSESSMENT 19 The safety and efficacy of Recorlev (levoketoconazole) for treatment of endogenous Cushing's syndrome has not been established.

Cushing's syndrome (CS) market assessment and key findings

Strongbridge CS Market Assessment

Landscape Assessment + **Primary Research**

Secondary Research
- Informed the market overview and competitive assessment

Analog Review
- Informed market dynamics and pricing assumptions

Qualitative HCP Research
- *13 Endocrinologists*
- *Community and KOLs*
- *Avg. number of CS patients last 6mo's = 12 – 62*

Quantitative HCP Research
- *153 Endocrinologists*
- *Community and KOLs*
- *Avg. number of CS patients last 6mo's = 25-68*

Qualitative Payer Research
- *10 Payers*
- *Mix of National / Regional*
- *Avg. covered lives = 25M*

Key Findings

MARKET LANDSCAPE
of **~ 8,000 patients**

Endocrinologists interest in new therapies suggests
UNMET NEEDS EXIST

Results indicate Recorlev has a
POTENTIALLY COMPETITIVE PROFILE

Payers viewed Recorlev profile favorably
PAYER ACCESS

20

STRONGBRIDGE BIOPHARMA

Source: Company sponsored research

The safety and efficacy of Recorlev (levoketoconazole) for treatment of endogenous Cushing's syndrome has not been established.

MARKET LANDSCAPE

U.S. Cushing's syndrome prevalence and pharmacotherapy landscape


Patients
~25,000 Diagnosed
~21,500 Non-malignant diagnosed
~20,600 Adult non-malignant diagnosed
~8,000 Rx treated adult non-malignant
~3,200 Uncontrolled Rx treated adult non-malignant
>80% receive surgery as first-line treatment
~40% pharmaceutical treatment rate
~39% uncontrolled

Source: Secondary literature and company sponsored research
A07. Of your endogenous Cushing's patients currently receiving pharmacological therapy, what percent would you consider have their symptoms controlled vs. uncontrolled by their medication(s) for CS?

The safety and efficacy of Recorlev (levoketoconazole) for treatment of endogenous Cushing's syndrome has not been established.

STRONGBRIDGE BIOPHARMA

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MARKET LANDSCAPE

Current Cushing's syndrome product market shares


19% metyrapone
6% Signifor
7% Signifor LAR
14% Korlym
12% mitotane
8% etomidate
16% cabergoline
27% ketoconazole
Current CS Market Share
of
~8,000
Rx treated adult non-malignant patients

Approved Products

Unapproved Products account for **>80%** of market share

Note: Total utilization greater than 100% due to combination therapy

Prevalence of Endogenous Cushing's syndrome in US


~25,000
~21,500
~20,600
~8,000
~3,200

Signifor and Signifor LAR are owned by Recordati; Korlym is owned by Corcept
Source: Company sponsored research
B08. Of your endogenous Cushing's syndrome patients currently receiving a pharmacological therapy pre-surgery, what percent are receiving each pharmacological therapy listed below?
B09. Of your endogenous Cushing's syndrome patients currently receiving a pharmacological therapy post-surgery – 1st line, what percent are receiving each pharmacological therapy listed below?
B10. Of your endogenous Cushing's syndrome patients currently receiving a pharmacological therapy post-surgery – 2nd line or later, what percent are currently receiving each pharmacological therapy listed below?

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UNMET NEED EXISTS

Endocrinologists interest in new treatment options

Reported Product Satisfaction Level

% Reporting Satisfaction Level 7-9**


67%
54%
43%
37%
36%
29%
Signifor LAR
Korlym
Signifor
ketoconazole
metyrapone
cabergoline

n=37 to 90 endocrinologists

Endocrinologists Express a High Level of Interest in New Treatments


9 | Extremely interested
Not at all interested 1 |
36%
18%
27%
13%

81% of endocrinologists have moderate to high interest in new treatments for CS

Controlled vs. Uncontrolled on Pharmacological Therapy


61% Controlled
39% Uncontrolled

Source: Company sponsored research

B03. For each of the pharmacological therapies you currently use to treat endogenous Cushing's syndrome today, please rate your overall level of satisfaction with the ability of the following pharmacological therapies to manage endogenous Cushing's syndrome, using a 9-point scale where 1 = "Not at All Satisfied" and 9 = "Extremely Satisfied".

A07. Of your endogenous Cushing's patients currently receiving pharmacological therapy, what percent would you consider have their symptoms controlled vs. uncontrolled by their medication(s) for CS?

B15. In general, how interested are you in new treatments for endogenous Cushing's syndrome? Please rate on a 9-point scale, where 1 is "Not at all interested" and 9 is "Extremely interested".

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The safety and efficacy of Recorlev (levoketoconazole) for treatment of endogenous Cushing's syndrome has not been established.

POTENTIALLY COMPETITIVE PROFILE Endocrinologists reaction to the product profile Recorlev target Endocrinologists % rating 6 or higher Reporting 73% 86% Likelihood to Prescribe Endocrinologists claiming to have > 40 CS patients seen in last 6 months** 70% 81% Fills an Unmet Need Overall Endocrinologists claiming to have >40 CS patients seen in last 6 months Source: Company sponsored research D03. Based on this profile, what is your likelihood to prescribe Product Y? Please rate on scale from 1-9, with 1 being “Not at all likely” and 9 being “Very likely”. D02. To what extent does Product Y fill an unmet need in the treatment and management of endogenous Cushing’s syndrome? Please rate on scale from 1-9, with 1 being “Not at all” and 9 being “Very much”. **Not statistically significant 24 The safety and efficacy of Recorlev (levoketoconazole) for treatment of endogenous Cushing's syndrome has not been established.

POTENTIALLY COMPETITIVE PROFILE

Recorlev and ketoconazole product profiles*

	RECORLEV	KETOCONAZOLE
Indication	Anticipated labeling for the treatment of CS	Indicated as a last line anti-fungal; *FDA label warns that the use of ketoconazole in Cushing's syndrome has not been approved*
Clinical Data	Will be well characterized in two Phase 3 clinical trials	Not well-studied prospectively in CS
Liver Safety	In SONICS, 3.2% of patients had an ALT elevation >5x ULN	In a registry study** of 47 keto-naïve patients, 13% had an ALT elevation > 5x ULN
Liver Monitoring Scheme	In SONICS, measured at least 1x every 2 weeks during dose titration; monthly for 6 months after therapeutic dose is established; every 3 months thereafter	FDA label indicates weekly liver monitoring
Patient & Prescriber Support	Fully leverage current Care Connection patient support program and planned specialty pharmacy distribution with expertise in Recorlev pharmacology and labeled monitoring scheme	No manufacturer support provided
Dosage & Administration	SONICS/LOGICS studied doses from 150 mg once daily up to 600 mg twice daily; Median treatment duration in SONICS was 383 days	400-mg max dose, 200-mg strength, once daily; limited 6-month course

* The data set forth above is not based on directly comparable trials and/or studies
** Source: 1. Young et al. Eur J Endocrinol. 2018 Feb 22. pii: EJE-17-0886. doi: 10.1530/EJE-17-0886. [Epub ahead of print]

STRONGBRIDGE BIOPHARMA

The safety and efficacy of Recorlev (levoketoconazole) for treatment of endogenous Cushing's syndrome has not been established.

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PAYER ACCESS

Current branded Cushing's syndrome therapy pricing

US$ ~165K

US$ ~755K

Annual Wholesale\ Acquisition Cost

SIGNIFOR/SIGNIFOR LAR	KORLYM
~$165k	~$189k – ~$755k*

Current analogues in CS category

Source: Red Book, Signifor Prescribing Info, Signifor LAR Prescribing Info, Korlym Prescribing Info as of January 2020
* Korlym has weight-based dosing

The safety and efficacy of Recorlev (levoketoconazole) for treatment of endogenous Cushing's syndrome has not been established.

STRONGBRIDGE BIOPHARMA 26

PAYER ACCESS Branded CS products’ KORLYM Prior Authorization coverage SIGNIFOR Prior Authorization Plan Coverage Step Edit* Coverage Step Edit* Aetna Specialty Specialty CVS Caremark Non-preferred Non-preferred Express Scripts Non-preferred Preferred** Humana Non-preferred Info not available Non-preferred/Not covered Info not available Cigna Non-preferred Info not available Non-preferred Info not available United Healthcare Non-preferred Non-preferred Blue Cross Non-preferred/Specialty Non-preferred/Specialty Premier Health Specialty Specialty Medical Mutual Specialty Specialty Step through generic or Signfor Geisinger Preferred Preferred Must have confirmed endogenous Cushing’s diagnosis Must be prescribed by an endo Must have failed/not be a candidate for surgery PA CRITERIA CAN INCLUDE Source: Finger Tip Formulary and Health Plan Drug Policies as of 2019 * Must have failed or be intolerant to ketoconazole, metyrapone, and/or etomidate ** LAR on 2020 exclusion list 27 The safety and efficacy of Recorlev (levoketoconazole) for treatment of endogenous Cushing's syndrome has not been established.

PAYER ACCESS Summary results of Recorlev payer research Payers viewed Recorlev Sonics’ clinical efficacy and safety benefits profile favorably How interested would you be to cover/include on formulary? Payers expressed initial willingness to provide coverage throughout a tested price range of $200K - $400K 6 1 9 Payers expect to use existing utilization management restrictions to ensure only appropriate patients receive access Not at all interested Extremely interested In more highly restrictive payers, new product entries may be subjected to step-edit requirement Source: Company sponsored research 28 The safety and efficacy of Recorlev (levoketoconazole) for treatment of endogenous Cushing's syndrome has not been established.

Next generation products are expected to lead the market in the future Current Approved Products Unapproved Products Future Next Generation Approved Products– Current And Unapproved Products Potential Next Generation Products: Recorlev, osilodrostat, relacorilant* Source: Company sponsored research * Next generation products were deidentified in the market research 29 The safety and efficacy of Recorlev (levoketoconazole) for treatment of endogenous Cushing's syndrome has not been established.

Upon approval, fully leverage existing Strongbridge infrastructure and rare disease experience to commercialize Recorlev

AWARENESS & EDUCATION

- **Maximize existing MSL team** KOL Relationships
- Foster established **Advocacy Group relationships**
- Identify and profile centers of excellence

MARKETING & ANALYTICS

- **Leverage data and analytics** to target key endocrinologists
- Establish Recorlev as a significantly differentiated next generation CS treatment option
- Communicate Recorlev's unique efficacy, safety, and QoL profile

FIELD FORCE

- Prioritize target customer segments relative to keto usage
- Target high volume CS practices
- Engage key centers
- **Opportunity to leverage current field team**

ACCESS & PATIENT SUPPORT

- Engage top payers to create additional choices for endocrinologists
- **Leverage CareConnection suite of patient services to educate providers and patients**
- Establish forums that support patient interactions and empowerment

The safety and efficacy of Recorlev (levoketoconazole) for treatment of endogenous Cushing's syndrome has not been established.

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Cushing's syndrome stakeholder targeting approach



Medical Claims Data
RX Data
~8,000 Endocrinologists
~1,500-2,000 Community and Neuroendocrine Specialists
~125-150 Pituitary Centers and KOLs
Preliminary plans
~25-45 Customer Facing* Positions at Launch

*Customer facing positions may include sales, access managers, and MSLs

The safety and efficacy of Recorlev (levoketoconazole) for treatment of endogenous Cushing's syndrome has not been established.

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(dichlorphenamide) * FDA-approved treatment for hyperkalemic, hypokalemic, and related variants of primary periodic paralysis 32 KEVEYIS The first and only FDA-approved therapy for primary periodic paralysis*

Primary periodic paralysis: a spectrum of rare, chronic, genetic, neuromuscular disorders

PPP

Causes recurrent, progressive, and debilitating episodes of muscle weakness and temporary paralysis[2-4]

Symptoms/Triggers

Symptoms
clumsiness, extreme fatigue, weakness, palpitations, pain

Triggers
potassium, carbohydrates, rest after exercise, cold exposure, stress

Impact of Attacks

Paralytic attacks are acute episodes that can be debilitating[4]

Attacks may last from one hour to several days[1]

As patients age, muscle weakness can become permanent[3]

Frequency



59%

have **weekly** attacks



28%

have **daily** attacks

1. Charles G, Zheng C, Lehmann-Horn F, Jurkatt-Rott, Levitt J. Characterization of hyperkalemic periodic paralysis: a survey of genetically diagnosed individuals. J Neurol. 2013;260:2606-2613.
2. 2. Cannon SC. Channelopathies of skeletal muscle excitability. Compr Physiol. 2015;5:761-790.
3. 3. Cavel-Greant D, Lehmann-Horn F, Jurkat-Rott K. The impact of permanent muscle weakness on quality of life in periodic paralysis: a survey of 66 patients. Acta Myol. 2012;31:126-133.
4. 4. Sansone V, Meola G, Links TP, Panzeri M, Rose MR. Treatment for periodic paralysis. Cochrane Database Syst Rev. 2008; Jan 23;(1):CD005045.

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Keveyis approved for the treatment of PPP in the US The first and only Dosing in an oral ~4,000 – 5,000* FDA-approved therapy indicated for the treatment of primary hyperkalemic and hypokalemic periodic paralysis and related variants tablet Starting dose is formulation Can be titrated up to 100 mg 2X daily diagnosed PPP patients in the United States 50 mg 1X or 2X daily *Based on Strongbridge analysis of medical claims database. Identified patients were required to have medical activity of any type in the last 12-36 months.

Treatment with Keveyis decreased weekly attack rates Decreased weekly attack rates from baseline to Mean decrease in attack rates relative to placebo Study 1 Study 2 week 9 Hypokalemic Hyperkalemic -3.9 4.8 4.0 p=0.10* -2.3 attacks per week -2.2 2.4 2.0 p=0.02* 1.8 1.1 p=0.006 0.9 0.3 Mean weekly attack rate at baseline was 3.8 (n=31) Baseline Post-Treatment Baseline Post-Treatment Baseline Post-Treatment Baseline Post-Treatment Placebo n=9 Placebo n=20 Keveyis n=24 Keveyis n=12 Study 1: Sansone VA, et al. Neurology 2016;86:1408-1416 Study 2: Tawil R, et al. Ann Nuerol. 2000; 47:46-53. *Treatment effects (DCP-placebo) are computed as the median of the bootstrap distribution of the treatment group difference in median response 35

Our commitment to primary periodic paralysis Suite of Patient Services Personalized Support Community Connection Access Assistance Education & Public Awareness Genetic Testing 29-MEMBER CUSTOMER FACING* TEAM DEPLOYED 36 *Customer facing positions may include sales, access managers, and MSLs

Strategic priorities & revenue guidance Continue to Drive Revenue Growth and increase positive contribution margin Pursue Life Cycle 2020 Revenue guidance of $26-$27 Million Building off 2019 revenue of $21.7 Million Opportunities extend exclusivity runway beyond 2022 14 US patent applications filed 37

38 IP & FINANCIALS

Intellectual property and orphan exclusivity Intellectual Property Orphan Exclusivity EU US EU US Method of use: treating Cushing’s syndrome Method of use: treating Cushing’s syndrome 10 years 7 years RECORLEV 2026 2026 Filed patent application for modified release formulation 10 years 7 years Modified release formulation VELDOREOTIDE 2037 Strongbridge has US rights only Aug 2022 Strongbridge has US rights only Filed 14 patent applications KEVEYIS 39 The safety and efficacy of Recorlev (levoketoconazole) for treatment of endogenous Cushing's syndrome has not been established.

Summary financial information* ~$78M in cash, cash equivalents, and marketable securities no debt ~54.2M shares outstanding Cash runway through 2019 revenue of $21.7 million for Keveyis 29% growth from 2018 2020 full-year Keveyis revenue guidance of $26—$27 million 3Q 2021 * As of 12/31/2019 40

2020 key priorities 2020 Key Priorities Report top-line results for the Phase 3 LOGICS study of RECORLEV™ in endogenous Cushing’s syndrome at the end of Q2 or during Q3 2020 Submit a NDA for Recorlev to the U.S. FDA approximately 6 months after reporting top-line LOGICS results Execute on life cycle opportunities underway for KEVEYIS Continue growing the revenue and contribution margin of Keveyis and achieve or exceed $26-27 million revenue guidance Manage expenses to achieve or exceed runway guidance of having cash through at least Q3 2021 Continue search for a CEO 41 The safety and efficacy of Recorlev (levoketoconazole) for treatment of endogenous Cushing's syndrome has not been established.

BIOPHARMA PLC 42 STRONGBRIDGE